CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the use in this Registration Statement on Form 10-SB of our report on S & S Plus, Inc. dated October 15, 1999 on our examinations for the years ended December 31, 1997 and 1998, our report on YouthLine USA, Inc. dated October 15, 1999 on our examinations for the years ended December 31, 1997 and 1998, our report on YouthLine USA, Inc. and Subsidiary for the years ended December 31, 1997 and 1998 and for our report on the unaudited financial statements for the nine months ended September 30, 1999.





MICHAEL C. FINKELSTEIN
Certified Public Accountant
New York, New York
December 29, 1999